SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


--------------------------------------------------------------------------------



                                 FORM 8-K

                              CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 1999



                   GLENBOROUGH REALTY TRUST INCORPORATED
        (Exact name of registrant as specified in its charter)



    Maryland                       33-83506                     94-3211970
 (State or other                  (Commission                  (IRS Employer
 Jurisdiction of                  File Number                  I.D. Number)
 Incorporation)


 400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                  (Address of principal executive offices)


Registrant's Telephone number, including area code:  (650) 343-9300


                                 N/A
--------------------------------------------------------------------------------
      (Former name, or former address, if changes since last report)


                   This form 8-K contains a total of 28 pages

                              No Exhibits Required

                     GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                 March 31, 1999





Item 5.  Other Events

On April 22, 1999, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of March 31, 1999, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

         Financial Statements:

                  None

         Exhibits:

                                                               Page Number in
Exhibit No.   Description                                      This Filing

      99      Supplemental Information as of March 31, 1999         4

                     GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                 March 31, 1999



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                      GLENBOROUGH REALTY TRUST INCORPORATED


Date:  April 22, 1999                By:      /s/ Stephen R. Saul
                                              Stephen R. Saul
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                 March 31, 1999




                                Table of Contents



                                                                          PAGE

Real Estate Portfolio...................................................    5

Additions and Deletions to Portfolios During Period.....................    9

Geographic and Property Type Contribution to Net Operating Income ......   10

Debt Summary............................................................   11

Corporate Operating Summary.............................................   12

Office Portfolio........................................................   14

Office/Flex Portfolio...................................................   16

Industrial Portfolio....................................................   18

Retail Portfolio........................................................   20

Multifamily Portfolio...................................................   22

Reconciliation of Property Income.......................................   23

Lease Expiration Schedule...............................................   24

Glossary of Terms.......................................................   26


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

  Tradewinds                                      Mesa                     AZ              17,768                  78%
  Vintage Pointe                                  Phoenix                  AZ              56,112                  95%
  Warner Village Medical Center                   Fountain Valley          CA              32,272                  84%
  Centerstone                                     Irvine                   CA             157,579                  97%
  University Tech Center                          Pomona                   CA             100,516                  93%
  Academy Professional Center                     Rolling Hills Estate     CA              29,960                  70%
  Dallidet                                        San Luis Obisbo          CA              23,511                  90%
  400 South El Camino Real                        San Mateo                CA             145,394                  81%
  One Gateway Center                              Aurora                   CO              80,049                  68%
  Park Place                                      Clearwater               FL             164,435                  93%
  Buschwood III                                   Tampa                    FL              77,044                  93%
  Temple Terrace Business Center                  Temple Terrace           FL              79,393                 100%
  Ashford Perimeter                               Atlanta                  GA             288,584                  98%
  Powers Ferry Landing                            Atlanta                  GA             393,672                  88%
  Capitol Center                                  Des Moines               IA             158,556                 100%
  Oak Brook International Center                  Oak Brook                IL              98,443                  96%
  Oakbrook Terrace Corp Ctr III                   Oak Brook Terrace        IL             254,085                 100%
  Columbia Center II                              Rosemont                 IL             150,133                  98%
  Embassy Plaza                                   Schaumburg               IL             140,744                  25%
  Meridian Park                                   Carmel                   IN              86,332                  64%
  Crosspoint Four                                 Indianapolis             IN              41,121                 100%
  Osram Building                                  Westfield                IN              45,265                 100%
  Leawood Office Building                         Leawood                  KS              93,667                 100%
  Blue Ridge Office Building                      Braintree                MA              74,795                  93%
  Hartwood Building                               Lexington                MA              52,721                 100%
  Bronx Park I                                    Marlborough              MA              86,935                 100%
  Marlborough Corp Place                          Marlborough              MA             570,151                  96%
  Westford                                        Westford                 MA             163,247                 100%
  Montgomery Executive Center                     Gaithersburg             MD             116,348                  90%
  Rockwall                                        Rockville                MD             340,252                  89%
  Bond Street Building                            Farmington Hills         MI              40,658                  98%
  Riverview Office Tower                          Bloomington              MN             227,129                  99%
  Woodlands Plaza                                 St Louis                 MO              72,276                  99%
  University Club Tower                           St. Louis                MO             272,443                  94%
  Edinburgh Center                                Cary                     NC             115,314                  90%
  One Pacific Place                               Omaha                    NE             125,956                  94%
  One Professional Square                         Omaha                    NE              34,836                  63%
  Regency Westpointe                              Omaha                    NE              35,937                 100%
  Morristown Medical Offices                      Bedminster               NJ              14,255                 100%
  Bridgewater Exec. Quarters I                    Bridgewater              NJ              65,000                 100%
  Frontier Executive Quarters I                   Bridgewater              NJ             224,314                 100%
  Frontier Executive Quarters II                  Bridgewater              NJ              40,565                 100%
  Vreeland Business Center                        Florham Park             NJ             133,090                 100%
  Executive Place                                 Franklin Township        NJ              85,765                 100%
  Gatehall I                                      Parsipanny               NJ             113,604                  77%
  25 Independence                                 Warren                   NJ             106,879                  87%
  Citibank                                        Las Vegas                NV             147,916                  85%
  Thousand Oaks                                   Memphis                  TN             418,458                  84%
  Post Oak Place                                  Houston                  TX              57,411                  88%
  4500 Plaza                                      Salt Lake City           UT              70,001                  92%
  700 South Washington                            Alexandria               VA              56,348                  94%
  Cameron Run                                     Alexandria               VA             143,707                 100%
  2000 Corporate Ridge                            McLean                   VA             255,980                 100%
  Globe Office Building                           Mercer Island            WA              24,779                  97%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                              7,001,705                  92%
                                                                                ==================   ==================
     Number of properties: 54



                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------
OFFICE/FLEX PORTFOLIO

  Hoover Industrial Center                        Mesa                     AZ              57,441                  96%
  Magnolia Industrial                             Phoenix                  AZ              35,385                 100%
  Baseline Business Park                          Tempe                    AZ             100,204                  88%
  Dominguez Industrial                            Carson                   CA              85,120                  92%
  Glassell Industrial Center                      Orange                   CA              46,912                  74%
  Rancho Bernardo R&D Center                      Rancho Bernardo          CA              52,865                  57%
  Scripps Terrace                                 San Diego                CA              56,796                 100%
  Tierrasanta Research Park                       San Diego                CA             104,234                 100%
  Gateway Eight                                   Aurora                   CO              79,112                 100%
  Gateway Four                                    Aurora                   CO             100,000                 100%
  Gateway One                                     Aurora                   CO              72,000                  86%
  Gateway Six                                     Aurora                   CO             107,200                 100%
  Valley Business Park                            Denver                   CO             202,540                  81%
  Northglenn Business Center                      Northglenn               CO              65,000                 100%
  Grand Regency Business Center                   Brandon                  FL              48,551                 100%
  Newport Business Center                         Deerfield Beach          FL              62,412                  97%
  Cypress Creek Business Center                   Ft. Lauderdale           FL              66,371                 100%
  Lake Point Business Park                        Orlando                  FL             134,389                  91%
  Fingerhut Business Center                       Tampa                    FL              48,840                 100%
  PrimeCo Business Center                         Tampa                    FL              48,090                 100%
  Business Park                                   Norcross                 GA             157,153                  97%
  Oakbrook Corners                                Norcross                 GA             124,776                  67%
  Covance Business Center                         Indianapolis             IN             263,610                 100%
  Park 100 - Building 42                          Indianapolis             IN              37,200                  71%
  Canton Business Center                          Canton                   MA              79,565                 100%
  Fisher-Pierce Industrial                        Weymouth                 MA              79,825                 100%
  Columbia Warehouse                              Columbia                 MD              38,840                  77%
  Germantown                                      Germantown               MD              60,000                 100%
  Winnetka Industrial Center                      Crystal                  MN             188,260                  77%
  Bryant Lake                                     Eden Prairie             MN             171,789                 100%
  Riverview Industrial Park                       St. Paul                 MN             113,700                  73%
  Woodlands Tech                                  St Louis                 MO              98,037                 100%
  Fox Hollow Business Quarters I                  Branchburg               NJ              42,173                 100%
  Fairfield Business Quarters                     Fairfield                NJ              42,792                 100%
  Palms Business Center III                       Las Vegas                NV             136,160                  90%
  Palms Business Center IV                        Las Vegas                NV              37,414                  74%
  Palms Business Center North                     Las Vegas                NV              92,087                  79%
  Palms Business Center South                     Las Vegas                NV             132,387                  62%
  Post Palms Business Center                      Las Vegas                NV             139,906                  55%
  Lehigh Valley                                   Allentown                PA             161,421                  86%
  Clark Avenue                                    King of Prussia          PA              40,000                  92%
  Valley Forge Corp Ctr                           Norristown               PA             300,894                  90%
  Walnut Creek Industrial Center                  Austin                   TX             100,000                 100%
  Kent Business Park                              Kent                     WA             138,157                  97%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                              4,349,608                  89%
                                                                                ==================   ==================
     Number of properties:  44

INDUSTRIAL PORTFOLIO

  Fifth Street Industrial                         Phoenix                  AZ             109,699                 100%
  Fairmont Commerce Center                        Tempe                    AZ              83,200                  70%
  Coronado Industrial                             Anaheim                  CA              95,732                 100%
  East Anaheim                                    Anaheim                  CA             106,232                 100%
  Benicia Industrial                              Benicia                  CA             156,800                 100%
  Bellanca Airport Park                           Los Angeles              CA              34,500                 100%
  Springdale Commerce Center                      Santa Fe Springs         CA             144,000                  88%
  Gateway Nine                                    Aurora                   CO             147,723                 100%
  Gateway Seven                                   Aurora                   CO             156,720                 100%
  Gateway Ten                                     Aurora                   CO             129,000                 100%
  Gateway Three                                   Aurora                   CO             121,189                 100%



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO (continued)

  Gateway Two                                     Aurora                   CO             135,792                 100%
  Burnham Industrial Warehouse                    Boca Raton               FL              71,168                 100%
  Atlantic Industrial                             Norcross                 GA             102,295                  75%
  Navistar - Chicago                              Chicago                  IL             474,426                 100%
  Bonnie Lane Business Center                     Elk Grove Village        IL             119,590                  89%
  Glenn Avenue Business Center                    Wheeling                 IL              82,000                 100%
  Wood Dale Business Center                       Wood Dale                IL              89,718                  70%
  Park 100 - Building 46                          Indianapolis             IN             102,400                 100%
  J.I. Case - Kansas City                         Kansas City              KS             199,750                 100%
  Forest Street Business Center                   Marlborough              MA              32,500                 100%
  Southworth-Milton                               Milford                  MA             146,125                 100%
  Flanders Industrial Park                        Westborough              MA             105,500                 100%
  Navistar - Baltimore                            Baltimore                MD             274,000                 100%
  Eatontown Industrial                            Eatontown                NJ              36,800                 100%
  Cottontail Distribution Center                  Franklin Township        NJ             229,352                 100%
  Jencraft Industrial                             Totowa                   NJ             120,943                 100%
  J.I. Case - Memphis                             Memphis                  TN             205,594                 100%
  Mercantile Industrial I                         Dallas                   TX             236,092                 100%
  Quaker Industrial                               Dallas                   TX              42,083                 100%
  Sea Tac II                                      Seattle                  WA              41,657                 100%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                              4,132,580                  97%
                                                                                ==================   ==================
     Number of properties:  31

RETAIL PORTFOLIO
  Park Center                                     Santa Ana                CA              73,500                  94%
  Sonora Center West                              Sonora                   CA             162,126                  82%
  Piedmont Plaza                                  Apopka                   FL             151,000                  97%
  River Run Shopping Center                       Miramar                  FL              92,787                  98%
  Westwood Plaza                                  Tampa                    FL              99,304                  99%
  Westbrook Commons                               Westchester              IL             132,190                  92%
  Broad Ripple Retail Centre                      Indianapolis             IN              37,540                  91%
  Cross Creek Retail Centre                       Indianapolis             IN              76,908                  96%
  Geist Retail Centre                             Indianapolis             IN              72,348                  90%
  Woodfield Centre                                Indianapolis             IN              58,171                  90%
  Goshen Plaza                                    Gaithersburg             MD              45,623                  88%
                                                                                ==================   ==================
   Total Square Footage/Average % Occupied                                              1,001,497                  92%
                                                                                ==================   ==================
     Number of properties:  11

                                                                                 --------------------------------------
                                                                                       # OF UNITS                % OCC
                                                                                 --------------------------------------

MULTIFAMILY PORTFOLIO

  Overlook                                        Scottsdale                AZ                224                  96%
  Aspen Ridge                                     Colorado Springs          CO                196                  92%
  Stone Ridge At Vinings                          Atlanta                   GA                440                  91%
  Woodmere Trace                                  Duluth                    GA                220                  97%
  Crosscreek                                      Indianapolis              IN                208                  98%
  Harcourt Club                                   Indianapolis              IN                148                  93%
  Island Club                                     Indianapolis              IN                314                  85%
  Arrowood Crossing                               Charlotte                 NC                200                  99%
  Chase On Commomwealth                           Charlotte                 NC                132                  97%
  Courtyard                                       Charlotte                 NC                 55                  91%
  Landing On Farmhurst                            Charlotte                 NC                125                  99%
  Sharonridge I & II                              Charlotte                 NC                 75                  96%
  Wendover Glen                                   Charlotte                 NC                 96                  96%
  Chase (Monroe)                                  Monroe                    NC                120                  98%
  Willow Glen                                     Monroe                    NC                120                  95%
  Sabal Point I, Ii, & Iii                        Pineville                 NC                374                  89%
  Oaks                                            Raleigh                   NC                 88                  92%
  Sahara Gardens                                  Las Vegas                 NV                312                  93%
  Villas De Mission                               Las Vegas                 NV                226                  89%





                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST          # OF UNITS                % OCC
-----------------------------------------------------------------------------------------------------------------------
MULTIFAMILY (continued)

  Players Club Of Brentwood                       Nashville                 TN                258                  94%
  Hunters Chase                                   Austin                    TX                424                  98%
  Hunterwood                                      Austin                    TX                160                  96%
  Longspur                                        Austin                    TX                252                  98%
  Silvervale Crossing                             Austin                    TX                336                  96%
  Walnut Creek Crossing                           Austin                    TX                280                  97%
  Wind River Crossing                             Austin                    TX                352                  96%
  Springs of Indian Creek                         Carrollton                TX                285                  86%
  Bear Creek Crossing                             Houston                   TX                200                  96%
  Cypress Creek                                   Houston                   TX                256                  95%
  North Park Crossing                             Houston                   TX                336                  94%
  Willow Brook Crossing                           Houston                   TX                208                  96%
  Park At Woodlake                                Houston                   TX                564                  94%
  Jefferson Creek                                 Irving                    TX                300                  95%
  Jefferson Place                                 Irving                    TX                424                  94%
  La Costa                                        Plano                     TX                462                  94%
  Bandera Crossing                                San Antonio               TX                204                  98%
  Hollows                                         San Antonio               TX                432                  92%
  Vista Crossing                                  San Antonio               TX                232                  94%
                                                                                 =================   ==================
   Total Units/Average % Occupied:                                                          9,638                  93%
                                                                                 =================   ==================
     Number of properties:  38




                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                  ADDITIONS AND DELETIONS TO PORFOLIOS DURING PERIOD
                                                    March 31, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                ST                SQ. FEET                  DATE
-----------------------------------------------------------------------------------------------------------------------
ADDITIONS:

INDUSTRIAL PORTFOLIO

  Bellanca Airport Park                            Los Angeles         CA                  34,500                2/8/99

MULTIFAMILY PORTFOLIO                                                                  # OF UNITS

  Springs of Indian Creek                          Carrollton          TX                     285                2/4/99
   Total Number of properties:  2


DELETIONS:

OFFICE/FLEX PORTFOLIO

  Kraemer Industrial Park                          Anaheim             CA                  55,246                2/8/99
  Chatsworth Industrial Park                       Chatsworth          CA                  29,764               2/16/99
  Dunn Way Industrial                              Placentia           CA                  59,832                2/5/99
  Monroe Industrial                                Placentia           CA                  38,655                2/8/99
  Upland Industrial                                Upland              CA                  27,414                2/8/99
                                                                                ------------------
   TOTALS                                                                                 210,911
   Number of properties:  5

RETAIL PORTFOLIO

  Shannon Crossing                                 Atlanta             GA                  79,149               1/14/99
  Auburn North Shopping Center                     Auburn              WA                 158,596               3/30/99
                                                                                ------------------
   TOTALS                                                                                 237,745
   Number of properties:  2

Total Number of Properties:  7



                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                GEOGRAPHIC AND PROPERTY TYPE CONTRIBUTION TO NET OPERATING INCOME
                                                          March 31, 1999


                                                                   ----------------------------------------------------------------
                                                                                  NOI as a % of the Total Portfolio
                                                                   ----------------------------------------------------------------

City/Market                            State     % of Total NOI       % Office      % Flex   % Industrial    % Retail  % Multifam.
-----------------------------------------------------------------  ----------------------------------------------------------------

New Jersey                               NJ             8.7%              6.3%        0.5%           1.9%           -            -
Suburban Washington, DC                MD/VA            7.9%              7.1%        0.5%              -        0.4%            -
Atlanta                                  GA             7.2%              4.6%        0.9%           0.1%           -         1.7%
Boston                                   MA             6.4%              4.6%        0.8%           1.1%           -            -
Chicago                                  IL             6.0%              4.4%           -           1.2%        0.4%            -
Indianapolis                             IN             4.9%              0.7%        1.1%           0.1%        1.2%         1.8%
Denver                                   CO             4.6%              0.4%        1.9%           1.7%           -         0.6%
Austin                                   TX             4.6%                 -        0.3%              -           -         4.4%
Los Angeles/Orange County                CA             4.4%              2.9%        0.4%           0.9%        0.2%            -
Dallas                                   TX             4.3%                 -           -           0.4%           -         4.0%
Las Vegas                                NV             4.3%              1.2%        1.9%              -           -         1.3%
Charlotte                                NC             3.7%                 -           -              -           -         3.7%
Tampa                                    FL             3.3%              1.9%        1.0%              -        0.5%            -
Houston                                  TX             3.2%              0.2%           -              -           -         3.0%
Minneapolis                              MN             2.9%              1.7%        1.3%              -           -            -
Philadelphia                             PA             2.7%                 -        2.7%              -           -            -
St. Louis                                MO             2.6%              2.2%        0.4%              -           -            -
Memphis                                  TN             2.4%              2.2%           -           0.2%           -            -
Phoenix                                  AZ             2.3%              0.4%        0.6%           0.5%           -         0.7%
San Antonio                              TX             1.7%                 -           -              -           -         1.7%
Omaha                                    NE             1.6%              1.6%           -              -           -            -
Orlando                                  FL             1.2%                 -        0.5%              -        0.7%            -
Fort Lauderdale                          FL             1.2%                 -        0.6%           0.1%        0.4%            -
Raleigh - Durham                         NC             1.1%              0.9%           -              -           -         0.2%
San Francisco                            CA             1.0%              0.8%           -           0.3%           -            -
Kansas City                              KS             1.0%              0.8%           -           0.2%           -            -
San Diego                                CA             1.0%                 -        1.0%              -           -            -
Des Moines                               IA             0.8%              0.8%           -              -           -            -
Seattle                                  WA             0.7%              0.2%        0.4%           0.2%           -            -
Nashville                                TN             0.6%                 -           -              -           -         0.6%
Sacramento                               CA             0.6%                 -           -              -        0.6%            -
Salt Lake City                           UT             0.4%              0.4%           -              -           -            -
Baltimore                                MD             0.4%                 -        0.1%           0.3%           -            -
Detroit                                  MI             0.2%              0.2%           -              -           -            -

                                                -----------------  ----------------------------------------------------------------
TOTAL                                                 100.0%
                                                                         46.1%       16.7%           9.2%        4.3%        23.7%
                                                                   ----------------------------------------------------------------
   Number of Markets                    34


                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                          DEBT SUMMARY
                                                         March 31, 1999
                                                         (in thousands)
                                                                                                                        Maturity
                                                                                                                            From
                                                           Debt          Interest         Interest        Maturity       3/31/99
Loan Type                                                 Balance          Rate             Type            Date         (Years)
---------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
   Line of Credit                                    $        54,307         6.630%    LIBOR +1.625%        12/22/00        1.73
   Senior Unsecured Notes                                    150,000         7.625%        Fixed             3/15/05        5.96
                                                       --------------  -------------                                  -----------
Total Unsecured Debt                                         204,307         7.361%                                         4.83

SECURED DEBT
Cross Collateralized Loans
   Secured by Fifteen Properties                             114,692         6.750%       Variable          12/20/99        0.72
   Secured by Seven  Properties                               26,000         7.250%       Variable          12/22/99        0.73
   Secured by Three Properties                                53,257         6.750%        Fixed              9/1/00        1.42
   Secured by Four Properties                                 14,252         7.570%        Fixed             5/10/07        8.11
   Secured by Three Properties                                15,599         6.950%        Fixed              7/1/08        9.25
   Secured by Eight Properties                                60,472         6.125%        Fixed            11/10/08        9.61
   Secured by Seven Properties                                46,984         6.125%        Fixed            11/10/08        9.61
   Secured by Nine Properties                                 54,364         6.125%        Fixed            11/10/08        9.61
   Secured by Eleven Properties                               72,562         6.125%        Fixed            11/10/08        9.61
   Secured by Ten Properties                                  58,767         7.500%        Fixed             10/1/22       23.50
                                                       --------------  -------------                                  -----------
Total Secured Cross Collateralized                           516,949         6.606%                                         7.88

Individually Secured Mortgages
   Total Office                                              107,617         7.650%                      10/1/00-12/1/05    5.24

   Total Office/Flex                                          11,122         8.431%                      6/30/99-6/1/07     4.52

   Total Industrial                                           18,188         7.805%                      4/10/04-7/1/08     6.68

   Total Retail                                               14,248         8.580%                      11/30/05-2/1/07    7.41

   Total Multifamily                                          58,051         7.613%                      2/4/00-12/1/30    10.71

   Total Other                                                 4,201         8.000%                           1/1/06        6.75

                                                       ==============  =============                                  ===========
Total Debt/Weighted Interest Rate & Maturity         $       934,683         7.035%                                         7.01
                                                       ==============  =============                                  ===========

---------------------------------------------------------------------------------------------------------------------------------

                                                                           Relative       Weighted
                                                               Total     Percentage       Average
Debt Type                                                     Amount    Of All Debt         Rate
                                                       --------------  -------------   ----------------

All Debt                                             $       934,683        100.00%        7.03%

Debt Summarized by Rate:
All Floating Rate Debt                                       218,640         23.39%        6.85%
  Floating Rate Debt Capped                                  114,692         12.27%        6.75%
  Floating Rate Debt Not Capped                              103,948         11.12%        6.97%

All Fixed Rate Debt                                          716,043         76.61%        7.09%

Debt Summarized by Loan Type:
Total Unsecured Debt                                         204,307         21.86%        7.36%

Total Secured Debt                                           730,376         78.14%        6.94%




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                 March 31, 1999

                                                                         1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests      $    12,891  $    14,517  $     11,145  $      9,999  $    48,552
and extraordinary items
Plus:
  Depreciation and amortization                10,009       10,934        14,309        14,782       50,034
  Adjustment to reflect FFO of                    210          174         1,163           633        2,180
Associated Companies
  Loss on interest rate protection                  -            -             -         4,323        4,323
    agreement
  Costs of terminated stock offering                -            -             -           247          247
Less:
  (Net gain) or loss on sales of real         (1,446)        (693)           250       (2,907)      (4,796)
    estate assets
  Preferred stock dividend                    (3,910)      (5,570)       (5,570)       (5,570)     (20,620)
Funds from operations (FFO) (1)                17,754       19,362        21,297        21,507       79,920
Plus:
  Amortization of deferred financing fees         418          174           406           565        1,563
Less:
  Capital reserve in excess of                  1,088          330            69       (2,440)        (953)
expenditures
  Capital expenditures (incl. T.I.'s &          1,122        2,870         3,789         6,298       14,079
     commissions)
Cash available for distribution (CAD)(1)       15,962  $    16,336  $     17,845  $     18,214  $    68,357
  Operating Activities                         15,327       17,327        34,023         9,744       76,421
  Investing Activities (2)                  (383,526)    (185,908)      (64,432)        20,026    (613,840)
  Financing Activities (3)                    369,795      195,000         4,705      (32,794)      536,706

Ratio of earnings to fixed charges               2.41         2.46          1.60          1.54         1.87
(includes depreciation) (4)
Ratio of earnings to fixed charges and           1.69         1.57          1.21          1.17         1.36
   preferred dividends (4)
   (includes depreciation)
Debt coverage ratio                              3.24         3.26          2.28          2.25         2.60
Interest coverage ratio                          3.51         3.62          2.56          2.55         2.91
Cumulative capital reserves in excess           2,316        2,646         2,715           275          275
  of expenditures
----------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands)
----------------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                         $     30,599  $    34,465  $     42,617  $     42,880  $   150,561
  Growth from same period prior year           451.3%       315.0%        243.3%        136.7%       239.2%
Net Operating Income (NOI)-Property Level (5)
  Same property                          $     18,198  $    17,123  $     15,679  $     16,848  $    67,848
  Growth from same period prior year             4.6%         7.7%          5.3%          6.3%         6.0%
Tenant retention % (commercial                  64.1%        63.6%         46.1%         59.0%        59.1%
portfolio)
Increase in effective rents from                22.4%        21.7%         27.7%         21.9%        23.4%
renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,213  $    13,921  $     10,510  $      9,358  $    46,002
  items
Net Income including extraordinary       $     12,213  $    13,921  $     10,510  $      7,958  $    44,602
  items
----------------------------------------------------------------------------------------------------------------
(1)  Please see the Glossary of Terms for a definition and other related disclosure.
(2)  Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3)  Includes proceeds from issuance of stock and debt, debt repayments and distributions.
(4)  Fixed charges INCLUDE DEPRECIATION as an expense.
(5)  Reflects the performance of 106 of the 178 properties in the current portfolio and excludes hotels from the same store calculation.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                 March 31, 1999

                                                                      1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------
Net Income before Minority Interests    $     13,236                                           $    13,236
and extraordinary items
Plus:
  Depreciation and amortization               14,947                                                14,947
  Adjustment to reflect FFO of                   253                                                   253
Associated Companies
  Loss on interest rate protection                 -                                                     -
    agreement
  Costs of terminated stock offering               -                                                     -
Less:
  (Net gain) or loss on sales of real        (1,351)                                               (1,351)
    estate assets
  Preferred stock dividend                   (5,570)                                               (5,570)
Funds from operations (FFO) (1)               21,515                                                21,515
Plus:
  Amortization of deferred financing             485                                                   485
    fees
Less:
  Capital reserve in excess of                 1,465                                                 1,465
expenditures
  Capital expenditures (incl. T.I.'s &         2,573                                                 2,573
     commissions)
Cash available for distribution (CAD)(1)$     17,962                                           $    17,962
Cash flows from
  Operating Activities                        21,987                                                21,987
  Investing Activities (2)                   (1,211)                                               (1,211)
  Financing Activities (3)                  (21,325)                                              (21,325)

Ratio of earnings to fixed charges              1.73                                                  1.73
  (includes depreciation) (4)
Ratio of earnings to fixed charges and          1.31                                                  1.31
   preferred dividends (4)
   (includes depreciation)
Debt coverage ratio                             2.38                                                  2.38
Interest coverage ratio                         2.71                                                  2.71
Cumulative capital reserves in excess          1,740                                                 1,740
  of expenditures
-----------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands)
-----------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                        $     43,517                                           $    43,517
  Growth from same period prior year           42.2%                                                 42.2%
Net Operating Income (NOI)-Property Level (5)
  Same property                         $     18,495                                           $    18,495
  Growth from same period prior year            1.6%                                                  1.6%
Tenant retention % (commercial                 60.6%                                                 60.6%
  portfolio)
Increase in effective rents from               29.1%                                                 29.1%
  renewals (commercial portfolio)
Net Income excluding extraordinary      $     12,569                                                12,569
  items
Net Income including extraordinary      $     10,578                                                10,578
  items
-----------------------------------------------------------------------------------------------------------
(1)  Please see the Glossary of Terms for a definition and other related disclosure.
(2)  Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3)  Includes proceeds from issuance of stock and debt, debt repayments and distributions.
(4)  Fixed charges INCLUDE DEPRECIATION as an expense.
(5)  Reflects the performance of 106 of the 178 properties in the current portfolio and excludes hotels from the same store calculation.





                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                 March 31, 1999

                                                                         1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Basic weighted average shares                  31,549       31,648        31,704        31,744       31,662
  outstanding for EPS
Diluted wtd avg shares outstanding for         34,372       34,869        36,261        36,191       35,576
  EPS
Diluted wtd avg shares for calculation         34,372       34,869        36,261        36,191       35,576
  of FFO and CAD
Diluted CAD per share                    $       0.46  $      0.47  $       0.49  $       0.50  $      1.92
Basic net income per share before        $       0.26  $      0.26  $       0.16  $       0.12  $      0.80
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before      $       0.26  $      0.26  $       0.15  $       0.12  $      0.79
  extraordinary items available to
  common shareholders (1)

Total dividends (common shares and OP          14,246       14,587        15,108        15,110       59,051
   units)
Dividend per share                       $       0.42  $      0.42  $       0.42  $       0.42  $      1.68
Dividend payout ratio (CAD)                     91.3%        89.4%         85.7%         84.0%        87.5%

Total Preferred Dividends                       3,910        5,570         5,570         5,570       20,620
Preferred Dividends per share            $    0.34(4)  $      0.48  $       0.48  $       0.48  $      1.78

Total notes and mortgages payable             442,415      868,406       935,244       922,097      922,097

Preferred Stock at Par Value                  287,500      287,500       287,500       287,500      287,500

Total market capitalization  (2)            1,717,807    2,092,991     1,987,128     1,942,624    1,942,624

Debt/Total market capitalization                25.8%        41.5%         47.1%         47.5%        47.5%

Preferred shares outstanding (at end           11,500       11,500        11,500        11,500       11,500
  of period)
Price per share on last trading day      $      26.13  $     24.38  $      20.38  $      18.25  $     18.25

Common shares outstanding (at end of           31,550       31,685        31,737        31,759       31,759
   period)
Common shares and OP Units outstanding         33,919       35,529        35,971        35,977       35,977
   (at end of period)
Fully converted common shares and OP           42,676       44,286        44,728        44,734       44,734
   units (at end of period) (3)
Price per share on last trading day      $      29.13  $     26.38  $      21.25  $      20.38  $     20.38

----------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                 March 31, 1999

                                                                          1999
                                        -------------------------------------------------------------------
                                                                                                    Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------
Basic weighted average shares                  31,765                                                31,765
  outstanding for EPS
Diluted wtd avg shares outstanding for         36,098                                                36,098
  EPS
Diluted wtd avg shares for calculation         36,098                                                36,098
  of FFO and CAD
Diluted CAD per share                    $       0.50                                           $      0.50
Basic net income per share before        $       0.22                                           $      0.22
  extraordinary items available to
  common shareholders (1)
Diluted net income per share before      $       0.21                                           $      0.21
  extraordinary items available to
  common shareholders (1)

Total dividends (common shares and OP          15,081                                                15,081
   units)
Dividend per share                       $       0.42                                           $      0.42
Dividend payout ratio (CAD)                     84.0%                                                 84.0%

Total Preferred Dividends                       5,570                                                 5,570
Preferred Dividends per share            $       0.48                                           $      0.48

Total notes and mortgages payable             934,683                                               934,683

Preferred Stock at Par Value                  287,500                                               287,500

Total market capitalization  (2)            1,832,614                                             1,832,614

Debt/Total market capitalization                51.0%                                                 51.0%

Preferred shares outstanding (at end           11,500                                                11,500
  of period)
Price per share on last trading day      $      16.75                                           $     16.75

Common shares outstanding (at end of           31,690                                                31,690
   period)
Common shares and OP Units outstanding         35,908                                                35,908
   (at end of period)
Fully converted common shares and OP           44,665                                                44,665
   units (at end of period) (3)
Price per share on last trading day      $      17.00                                           $     17.00

------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
    Revenue                              $     12,718  $    13,187  $     13,137  $     13,012  $    52,054
    Operating expenses                          4,830        4,937         5,496         4,585       19,847
    NOI                                         7,888        8,250         7,641         8,427       32,206
    Growth from same period prior year          15.4%        10.1%          7.0%          8.8%        10.3%

Combined Total
    Revenue                              $     25,819  $    29,636  $     30,713  $     29,530  $   115,698
    Operating expenses                          9,483       10,890        12,122        10,928       43,423
    NOI                                        16,336       18,746        18,591        18,602       72,275

  Capital expenditures (excludes TI &    $        199  $       259  $        584  $        646  $     1,687
    CLC)
  Weighted average leaseable sq ft              5,687        6,483         6,881         6,855        6,476
  Capital expenditures per leaseable             0.03         0.04          0.08          0.09         0.26
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Occupancy                                    94.6%        93.7%         94.2%         92.9%        92.9%

   Average effective rent per occupied          15.87        16.07         15.99         16.30        16.30
     sq ft
   Increase from same period prior year          6.8%         2.0%          0.1%          2.7%         2.7%

   Revenue per occupied sq ft                   18.69        19.66         19.39         19.47        19.47
   Increase from same period prior year         10.7%         5.5%          8.9%          5.0%         5.0%

Combined Total
   Occupancy                                    95.7%        94.9%         93.8%         92.1%        92.1%

   Average effective rent per occupied          14.77        15.68         15.68         16.04        16.04
     sq ft
   Increase from same period prior year          8.0%        14.0%         -1.2%          1.4%         1.4%

   Revenue per occupied sq ft                   18.69        19.27         19.03         18.71        18.71
   Increase from same period prior year         19.7%        15.6%          3.0%          3.1%         3.1%

----------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 29 of the 54 properties in the current portfolio.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1999

            For the Period:                                               1999
                                          -----------------------------------------------------------------
                                                                                                    Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Same-Property (2)
    Revenue                              $     12,994                                           $    12,994
    Operating expenses                          5,012                                                 5,012
    NOI                                         7,982                                                 7,982
    Growth from same period prior year           1.2%                                                  1.2%

Combined Total
    Revenue                              $     29,235                                           $    29,235
    Operating expenses                         11,171                                                11,171
    NOI                                        18,064                                                18,064

  Capital expenditures (excludes TI &    $        362                                           $       362
    CLC)
  Weighted average leaseable sq ft              6,856                                                 6,856
  Capital expenditures per leaseable             0.05                                                  0.05
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Occupancy                                    92.1%                                                 92.1%

   Average effective rent per occupied          16.28                                                 16.28
     sq ft
   Increase from same period prior year          2.6%                                                  2.6%

   Revenue per occupied sq ft                   19.63                                                 19.63
   Increase from same period prior year          5.0%                                                  5.0%

Combined Total
   Occupancy                                    92.1%                                                 92.1%

   Average effective rent per occupied          15.85                                                 15.85
     sq ft
   Increase from same period prior year          7.3%                                                  7.3%

   Revenue per occupied sq ft                   18.52                                                 18.52
   Increase from same period prior year         -0.9%                                                 -0.9%

------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 29 of the 54 properties in the current portfolio.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------------------------------------------------------------------------

Square footage leased                          31,839       34,380        58,242        72,716      197,177
Average rental dollars per sq ft                19.01        18.89         19.48         18.60        18.97

Concessions                                         -       17,195             -         5,727       22,922
Concessions per sq ft leased                        -         0.50             -          0.08         0.12

Tenant improvements (TI) committed            283,512      219,172       467,621       787,288    1,757,593
TI committed per sq ft leased                    8.90         6.37          8.03         10.83         8.91

Capitalized leasing commissions (CLC)         108,223       94,647       262,254       291,275      756,399
   committed
CLC committed per sq ft leased                   3.40         2.75          4.50          4.01         3.84
CLC and TI committed per sq ft leased           12.30         9.13         12.53         14.83        12.75

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  67%          80%           57%           58%        66.0%
Square footage leased                          47,942      141,359        84,451       108,975      382,727
Average rental dollars per sq ft                17.28        17.39         18.84         21.30        18.81
Increase in effective rents from                 9.7%        24.3%         33.3%         18.5%        21.5%
   renewals

Concessions                                     4,686            -         5,394           558       10,638
Concessions per sq ft leased                     0.10            -          0.06          0.01         0.03

Tenant improvements (TI) committed            123,290      617,865       302,318       454,606    1,498,079
TI committed per sq ft leased                    2.57         4.37          3.58          4.17         3.91

Capitalized leasing commissions (CLC)          35,179      230,093        61,732        69,789      396,793
   committed
CLC committed per sq ft leased                   0.73         1.63          0.73          0.64         1.04
CLC and TI committed per sq ft leased            3.30         6.00          4.31          4.81         4.95

-------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1999
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------------------------------------------------------------------------

Square footage leased                         158,089                                               158,089
Average rental dollars per sq ft                17.29                                                 17.29

Concessions                                    30,306                                                30,306
Concessions per sq ft leased                     0.19                                                  0.19

Tenant improvements (TI) committed            415,862                                               415,862
TI committed per sq ft leased                    2.63                                                  2.63

Capitalized leasing commissions (CLC)         689,930                                               689,930
   committed
CLC committed per sq ft leased                   4.36                                                  4.36
CLC and TI committed per sq ft leased            6.99                                                  6.99

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  65%                                                   65%
Square footage leased                         209,442                                               209,442
Average rental dollars per sq ft                18.04                                                 18.04
Increase in effective rents from                36.7%                                                 36.7%
   renewals

Concessions                                    12,695                                                12,695
Concessions per sq ft leased                     0.06                                                  0.06

Tenant improvements (TI) committed            840,571                                               840,571
TI committed per sq ft leased                    4.01                                                  4.01

Capitalized leasing commissions (CLC)         434,836                                               434,836
   committed
CLC committed per sq ft leased                   2.08                                                  2.08
CLC and TI committed per sq ft leased            6.09                                                  6.09

------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.



                     GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------
Same-Property (1)
   Revenue                               $      6,695  $     7,424  $      6,771  $      6,811  $    27,701

   Operating expenses                           2,127        2,194         2,257         1,998        8,576
   NOI                                          4,568        5,230         4,514         4,813       19,125
   Growth from same period prior year           -4.2%        -3.5%         -4.7%          3.6%        -2.2%

Combined Total
   Revenue                               $      8,579  $     9,015  $      9,469  $      9,924  $    36,987

   Operating expenses                           2,569        2,681         2,915         2,733       10,898
   NOI                                          6,009        6,334         6,554         7,192       26,089

   Capital expenditure (excludes TI &    $         39  $       118  $        344  $        263  $       765
     CLC)
   Weighted average leaseable sq ft             3,962        3,979         4,537         4,561        4,260
   Capital expenditures per leaseable            0.01         0.03          0.08          0.06         0.18
     sq ft

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
----------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    92.9%        90.8%         90.6%         88.7%        88.7%

   Average effective rent per occupied           7.31         7.46          7.53          7.72         7.72
     sq ft
   Increase from same period prior year         11.0%         5.7%          1.5%          5.0%         5.0%

   Revenue per occupied square foot              9.37        10.27          9.38          9.70         9.70
   Increase from same period prior year          5.8%        14.5%          4.1%          9.9%         9.9%

Combined Total
   Occupancy                                    93.2%        91.9%         92.0%         90.2%        90.2%

   Average effective rent per occupied           7.43         7.48          7.40          7.61         7.61
     sq ft
   Increase from same period prior year         33.2%         9.7%         17.5%          6.2%         6.2%

   Revenue per occupied sq ft                    9.37         9.70          9.06          9.65         9.65
   Increase from same period prior year         43.9%        29.8%         22.0%         11.1%        11.1%

----------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 36 of the 44 properties in the current portfolio.



                     GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1999

            For the Period:                                               1999
                                        --------------------------------------------------------------------
                                                                                                    Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Revenue                               $      6,796                                           $     6,796
   Operating expenses                           2,190                                                 2,190
   NOI                                          4,606                                                 4,606
   Growth from same period prior year            0.8%                                                  0.8%

Combined Total
   Revenue                               $      9,532                                           $     9,532
   Operating expenses                           2,849                                                 2,849
   NOI                                          6,684                                                 6,684

   Capital expenditure (excludes TI &    $        142                                           $       142
     CLC)
   Weighted average leaseable sq ft             4,350                                                 4,350
   Capital expenditures per leaseable            0.03                                                  0.03
     sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    87.1%                                                 87.1%

   Average effective rent per occupied           7.80                                                  7.80
     sq ft
   Increase from same period prior year          6.7%                                                  6.7%

   Revenue per occupied square foot              9.80                                                  9.80
   Increase from same period prior year          4.6%                                                  4.6%

Combined Total
   Occupancy                                    89.1%                                                 89.1%

   Average effective rent per occupied           7.75                                                  7.75
     sq ft
   Increase from same period prior year          4.3%                                                  4.3%

   Revenue per occupied sq ft                    9.71                                                  9.71
   Increase from same period prior year          3.7%                                                  3.7%

------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 36 of the 44 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                          33,216      115,635        65,275        95,677      309,803
Average rental dollars per sq ft                 9.66        10.17         12.89         10.20        10.70

Concessions                                    15,618        4,432        18,217         5,103       43,370
Concessions per square foot leased               0.47         0.04          0.28          0.05         0.14

Tenant improvements (TI) committed            140,072      869,942       250,319       697,389    1,957,722
TI committed per square foot leased              4.22         7.52          3.83          7.29         6.32

Capitalized leasing commissions (CLC)          70,168      292,089       125,560       242,586      730,403
   committed
CLC committed per sq ft leased                   2.11         2.53          1.92          2.54         2.36
CLC and TI committed per sq ft leased            6.33        10.05          5.75          9.83         8.68

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  58%          60%           38%           51%          53%
Square footage leased                         120,102      228,825        80,316       137,444      566,687
Average rental dollars per square foot           6.44         7.32          9.13          9.06         7.81
Increase in effective rents from                47.1%        21.1%         21.5%         27.5%        29.3%
   renewals

Concessions                                     1,047       23,784             -             -       24,831
Concessions per square foot leased               0.01         0.10             -             -         0.04

Tenant improvements (TI) committed             38,171      494,154        80,010        98,476      710,811
TI committed per square foot leased              0.32         2.16          1.00          0.72         1.25

Capitalized leasing commissions (CLC)          31,559      145,150        37,699        14,807      229,215
   committed
CLC committed per sq ft leased                   0.26         0.63          0.47          0.11         0.40
CLC and TI committed per Sq ft leased            0.58         2.79          1.47          0.83         1.65

------------------------------------------------------------------------------------------------------------




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------
Square footage leased                          59,337                                                59,337
Average rental dollars per sq ft                 9.86                                                  9.86

Concessions                                    18,517                                                18,517
Concessions per square foot leased               0.31                                                  0.31

Tenant improvements (TI) committed            188,564                                               188,564
TI committed per square foot leased              3.18                                                  3.18

Capitalized leasing commissions (CLC)         165,251                                               165,251
   committed
CLC committed per sq ft leased                   2.78                                                  2.78
CLC and TI committed per sq ft leased            5.96                                                  5.96

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  60%                                                   60%
Square footage leased                         155,054                                               155,054
Average rental dollars per square foot           9.14                                                  9.14
Increase in effective rents from                25.4%                                                 25.4%
   renewals

Concessions                                    81,232                                                81,232
Concessions per square foot leased               0.52                                                  0.52

Tenant improvements (TI) committed            118,972                                               118,972
TI committed per square foot leased              0.77                                                  0.77

Capitalized leasing commissions (CLC)          20,766                                                20,766
   committed
CLC committed per sq ft leased                   0.13                                                  0.13
CLC and TI committed per Sq ft leased            0.90                                                  0.90

------------------------------------------------------------------------------------------------------------




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Revenue                               $      2,828  $     2,884  $      2,821  $      2,852  $    11,385
   Operating expenses                             663          680           686           585        2,613
   NOI                                          2,166        2,204         2,135         2,267        8,771
   Growth from same period prior year          144.8%       141.7%         87.0%         12.1%        96.4%

Combined Total
   Revenue                               $      3,293  $     3,479  $      4,666  $      4,666  $    16,104
   Operating expenses                             800          851         1,119           839        3,608
   NOI                                          2,494        2,628         3,547         3,827       12,495

   Capital expenditure (excludes TI &    $         10  $        34  $         60  $         40  $       144
     CLC)
   Weighted average leaseable sq ft             3,316        3,431         4,265         4,098        3,777
   Capital expenditures per leaseable            0.00         0.01          0.01          0.01         0.04
     sq ft


-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    97.1%        98.1%         98.1%         98.1%        98.1%

   Average effective rent per occupied           3.36         3.34          3.37          3.44         3.44
     sq ft
   Increase from same period prior year          5.4%         4.0%          6.5%          4.4%         4.4%

   Revenue per occupied sq ft                    4.08         4.00          3.91          3.96         3.96
   Increase from same period prior year          6.5%         4.6%         10.2%          2.0%         2.0%

Combined Total
   Occupancy                                    96.1%        97.0%         96.0%         98.0%        98.0%

   Average effective rent per occupied           3.35         3.46          3.92          3.91         3.91
     sq ft
   Increase from same period prior year         44.7%        26.3%         19.0%         16.5%        16.5%

   Revenue per occupied sq ft                    4.08         4.14          4.56          4.56         4.56
   Increase from same period prior year         71.5%        38.9%         23.2%         17.1%        17.1%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 21 of the 31 properties in the current portfolio.
(2) The decrease in Revenue is due to the timing of the billing of CAM reimbursements.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1999

            For the Period:                                             1999
                                        ------------------------------------------------------------------
                                                                                                     Year
                                            1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
----------------------------------------------------------------------------------------------------------

Same-Property (1)
   Revenue                               $      2,816                                           $     2,816
   Operating expenses                             666                                                   666
   NOI                                          2,150                                                 2,150
   Growth from same period prior year           -0.7% (2)                                             -0.7%

Combined Total
   Revenue                               $      4,764                                           $     4,764
   Operating expenses                           1,115                                                 1,115
   NOI                                          3,650                                                 3,650

   Capital expenditure (excludes TI &    $         21                                           $        21
CLC)
   Weighted average leaseable sq ft             4,118                                                 4,118
   Capital expenditures per leaseable            0.01                                                  0.01
     sq ft


------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    97.2%                                                 97.2%

   Average effective rent per occupied           3.48                                                  3.48
     sq ft
   Increase from same period prior year          3.5%                                                  3.5%

   Revenue per occupied sq ft                    3.94                                                  3.94
   Increase from same period prior year         -3.3% (2)                                             -3.3%

Combined Total
   Occupancy                                    97.4%                                                 97.4%

   Average effective rent per occupied           4.01                                                  4.01
     sq ft
   Increase from same period prior year         19.8%                                                 19.8%

   Revenue per occupied sq ft                    4.77                                                  4.77
   Increase from same period prior year         16.9%                                                 16.9%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 21 of the 31 properties in the current portfolio.
(2) The decrease in Revenue is due to the timing of the billing of CAM reimbursements.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                          11,205       48,000             -        46,849      106,054
Average rental dollars per sq ft                 3.50         3.84             -          5.26         4.43

Concessions                                         -            -             -        29,142       29,142
Concessions per sq ft leased                        -            -             -          0.62         0.27

Tenant improvements (TI) committed             41,648            -             -       225,255      266,903
TI committed per sq ft leased                    3.72 (1)        -             -          4.81 (1)     2.52

Capitalized leasing commissions (CLC)           4,706       47,635             -        64,441      116,782
   committed
CLC committed per sq ft leased                   0.42         0.99             -          1.38         1.10
CLC and TI committed per sq ft leased            4.14         0.99             -          6.19         3.62

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          66%           67%           78%          78%
Square footage leased                          30,084       55,510         9,075       107,173      201,842
Average rental dollars per sq ft                 3.50         4.69          4.20          4.74         4.52
Increase in effective rents from                 9.9%        10.9%         13.5%         30.2%        10.4%
renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft leased                        -            -             -             -            -

Tenant improvements (TI) committed                  -       12,163             -         3,000       15,163
TI committed per sq ft leased                       -         0.22             -          0.03         0.08

Capitalized leasing commissions (CLC)           2,361            -             -             -        2,361
   committed
CLC committed per sq ft leased                   0.08            -             -             -         0.01
CLC and TI committed per sq ft leased            0.08         0.22             -          0.03         0.09

-------------------------------------------------------------------------------------------------------------
(1) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1999

            For the Period:                                                1999
                                        ----------------------------------------------------------------------
                                                                                                         Year
                                                1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
--------------------------------------------------------------------------------------------------------------

Square footage leased                            77,951                                                77,951
Average rental dollars per sq ft                   3.97                                                  3.97

Concessions                                      12,849                                                12,849
Concessions per sq ft leased                       0.16                                                  0.16

Tenant improvements (TI) committed               31,775                                                31,775
TI committed per sq ft leased                      0.41                                                  0.41

Capitalized leasing commissions (CLC)            61,618                                                61,618
   committed
CLC committed per sq ft leased                     0.79                                                  0.79
CLC and TI committed per sq ft leased              1.20                                                  1.20

--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------

Tenant Retention                                    48%                                                   48%
Square footage leased                            63,270                                                63,270
Average rental dollars per sq ft                   5.82                                                  5.82
Increase in effective rents from                   2.9%                                                  2.9%
renewals

Concessions                                           -                                                     0
Concessions per sq ft leased                          -                                                  0.00

Tenant improvements (TI) committed               52,855                                                52,855
TI committed per sq ft leased                      0.84                                                  0.84

Capitalized leasing commissions (CLC)            48,090                                                48,090
   committed
CLC committed per sq ft leased                     0.76                                                  0.76
CLC and TI committed per sq ft leased              1.60                                                  1.60

--------------------------------------------------------------------------------------------------------------
(1) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same Property (1)
   Revenue                               $      1,999  $     2,127  $      2,090  $      2,011  $     8,228
   Operating expenses                             725          688           702           670        2,785
   NOI                                          1,274        1,439         1,388         1,341        5,442
   Growth from same period prior year            2.1%        18.4%          7.0%          1.0%

Combined Total
   Revenue                               $      2,388  $     3,043  $      3,208  $      3,433  $    12,072
   Operating expenses                             865        1,072           948           955        3,840
   NOI                                          1,523        1,971         2,260         2,478        8,231

   Capital expenditures (excludes TI     $         17  $        49  $        113  $        145  $       325
     and CLC)
   Weighted average leaseable sq ft               979        1,168         1,235         1,239        1,155
   Capital expenditures per leaseable            0.02         0.04          0.09          0.12         0.28
     sq ft


------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    96.7%        93.3%         93.5%         93.5%        93.5%

   Average effective rent per occupied           8.30         8.43          8.59          8.59         8.59
     sq ft
   Increase from same period prior year          4.6%         1.5%         -2.9%          1.9%         1.9%

   Revenue per occupied sq ft                   10.11        12.06         11.83         11.83        11.83
   Increase from same period prior year         -0.9%         6.3%          1.7%          5.2%         5.2%

Combined Total
   Occupancy                                    96.5%        93.6%         93.3%         93.8%        93.8%

   Average effective rent per occupied           7.80         7.59          8.60          8.75         8.75
     sq ft
   Increase from same period prior year         -3.0%        -6.4%          1.3%          9.6%         9.6%

   Revenue per occupied square foot             10.11        10.18         11.14         11.81        11.81
   Increase from same period prior year          5.0%        10.0%         -8.2% (2)      9.7%         9.7%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 7 of the 11 properties in the current portfolio.
(2) The decrease in Revenue is due to the timing of the billing of CAM reimbursements.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 March 31, 1999

            For the Period:                                            1999
                                         ------------------------------------------------------------------
                                                                                                     Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
   Revenue                               $      2,156                                           $     2,156
   Operating expenses                             765                                                   765
   NOI                                          1,391                                                 1,391
   Growth from same period prior year            9.2%                                                  9.2%

Combined Total
   Revenue                               $      3,241                                           $     3,241
   Operating expenses                           1,176                                                 1,176
   NOI                                          2,064                                                 2,064

   Capital expenditures (excludes TI     $         14                                           $        14
     and CLC)
   Weighted average leaseable sq ft             1,001                                                 1,001
   Capital expenditures per leaseable            0.01                                                  0.01
     sq ft


------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    92.2%                                                 92.2%

   Average effective rent per occupied           8.71                                                  8.71
     sq ft
   Increase from same period prior year          4.9%                                                  4.9%

   Revenue per occupied sq ft                   12.36                                                 12.36
   Increase from same period prior year         22.2%                                                 22.2%

Combined Total
   Occupancy                                    92.2%                                                 92.2%

   Average effective rent per occupied           9.26                                                  9.26
     sq ft
   Increase from same period prior year         18.7%                                                 18.7%

   Revenue per occupied square foot             12.74                                                 12.74
   Increase from same period prior year         26.0%                                                 26.0%

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 7 of the 11 properties in the current portfolio.
(2) The decrease in Revenue is due to the timing of the billing of CAM reimbursements.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                           2,400        2,500         6,010        13,625       24,535
Average rental dollars per sq ft                13.74        13.40         14.27         12.10        12.92

Concessions                                     5,280        5,400             -        15,031       25,711
Concessions per sq ft leased                     2.20         2.16             -          1.10         1.05

Tenant improvements (TI) committed                  -          810             -        46,250       47,060
TI committed per sq ft leased                       -         0.32             -          3.39         1.92

Capitalized leasing commissions (CLC)               -        7,038        13,715        80,516      101,269
   committed
CLC committed per sq ft leased                      -         2.82          2.28          5.91         4.13
CLC and TI committed sq ft foot leased              -         3.14          2.28          9.30         6.05

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  46%           5%           42%           54%          30%
Square footage leased                           2,450        1,400         5,125        12,384       21,359
Average rental dollars per sq ft                12.51        18.17         16.26         15.85        15.72
Percent increase in effective rents             21.2%         5.6%         10.7%         20.7%        14.6%
   from renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft leased                        -            -             -             -            -

Tenant improvements (TI) committed                  -            -         1,100        50,578       51,678
TI committed per square foot leased                 -            -          0.21          4.08         2.42

Capitalized leasing commissions (CLC)               -        7,632             -             -        7,632
   committed
CLC committed per sq ft leased                      -         5.45             -             -         0.36
CLC and TI committed per sq ft leased               -         5.45          0.21          4.08         2.78

-------------------------------------------------------------------------------------------------------------


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 March 31, 1999

            For the Period:                                             1999
                                        -------------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------

Square footage leased                         11,017                                                11,017
Average rental dollars per sq ft               15.18                                                 15.18

Concessions                                    3,600                                                 3,600
Concessions per sq ft leased                    0.33                                                  0.33

Tenant improvements (TI) committed            19,400                                                19,400
TI committed per sq ft leased                   1.76                                                  1.76

Capitalized leasing commissions (CLC)         32,656                                                32,656
   committed
CLC committed per sq ft leased                  2.96                                                  2.96
CLC and TI committed sq ft foot leased          4.73                                                  4.73

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------

Tenant Retention                                 74%                                                   74%
Square footage leased                         33,585                                                33,585
Average rental dollars per sq ft               13.11                                                 13.11
Percent increase in effective rents            18.5%                                                 18.5%
   from renewals

Concessions                                        -                                                     -
Concessions per sq ft leased                       -                                                     -

Tenant improvements (TI) committed             3,200                                                 3,200
TI committed per square foot leased             0.10                                                  0.10

Capitalized leasing commissions (CLC)              -                                                     -
   committed
CLC committed per sq ft leased                     -                                                     -
CLC and TI committed per sq ft leased           0.10                                                  0.10

-----------------------------------------------------------------------------------------------------------


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                                 March 31, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
--------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
--------------------------------------------------------------------------------------------------------------

Same Property (1)
   Revenue                               $      3,733  $     3,790  $     16,256  $     16,169  $    39,949
   Operating expenses                           1,432        1,451         7,001         6,929       16,813
   NOI                                          2,302        2,339         9,255         9,240       23,136
   Growth from same period prior year          303.3%       325.2%       1184.2%       1192.4%       751.2%

Combined Total
   Revenue                               $      3,762  $     4,676  $     16,257  $     16,169  $    40,865
   Operating expenses                           1,466        1,836         7,003         6,929       17,235
   NOI                                          2,296        2,840         9,254         9,241       23,630


   Capital expenditures                  $        120  $       145  $        852  $      1,033  $     2,151
   Weighted average units owned                 2,147        2,662         9,353         9,353        5,879
   Capital expenditures per unit                   56           55            91           110          366

--------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
--------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    95.6%        93.3%         94.1%         93.4%        93.4%

   Average effective base rent per                602          617           614           618          618
     occupied unit
   Increase from same period prior year         -0.2%         2.8%             -          0.3%         3.3%

   Annualized turnover rate                     43.2%        45.1%         78.0%         60.9%        67.7%

Combined Total
   Occupancy                                    95.6%        92.4%         94.1%         93.4%        93.4%

   Average effective base rent per                602          623           614           618          618
     occupied unit
   Increase from prior year                      0.5%         2.2%          0.7%         -0.2% (2)    -0.2%

   Annualized turnover rate                     43.2%        44.7%         78.0%         60.9%        67.7%

--------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 13 of the 38 properties in the current portfolio.
(2) Reflects acquisition activity.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                                 March 31, 1999

            For the Period:                                            1999
                                        ------------------------------------------------------------------
                                                                                                     Year
                                            1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
----------------------------------------------------------------------------------------------------------

Same Property (1)
   Revenue                               $      3,819                                           $     3,819
   Operating expenses                           1,453                                                 1,453
   NOI                                          2,365                                                 2,365
   Growth from same period prior year            2.8%                                                  2.8%

Combined Total
   Revenue                               $     16,670                                           $    16,670
   Operating expenses                           7,255                                                 7,255
   NOI                                          9,416                                                 9,416


   Capital expenditures                  $        594                                           $       594
   Weighted average units owned                 9,530                                                 9,530
   Capital expenditures per unit                   62                                                    62

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    93.9%                                                 93.9%

   Average effective base rent per                627                                                   627
     occupied unit
   Increase from same period prior year          4.2%                                                  4.2%

   Annualized turnover rate                     51.2%                                                 51.2%

Combined Total
   Occupancy                                    94.2%                                                 94.2%

   Average effective base rent per                630                                                   630
     occupied unit
   Increase from prior year                      4.7%                                                  4.7%

   Annualized turnover rate                     49.0%                                                 49.0%

------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 13 of the 38 properties in the current portfolio.
(2) Reflects acquisition activity.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                 March 31, 1999
                                 (in thousands)


                                      Office     Office/Flex       Industrial          Retail     Multi-Family
                              --------------- ---------------  --------------- ---------------  ---------------

REVENUES                              29,235           9,532            4,764           3,241           16,670



OPERATING EXPENSES                    11,171           2,849            1,115           1,176            7,255
                              --------------- ---------------  --------------- ---------------  ---------------


NOI                                   18,064           6,683            3,649           2,065            9,415


(1) Other represents internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters and hotel portfolio which are not included in the property total.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                 March 31, 1999
                                 (in thousands)

                                    Property                                    Total
                                       Total           Other (1)             Reported
                              ---------------  ------------------  -------------------
REVENUES                              63,422               1,199               64,641



OPERATING EXPENSES                    23,566             (1,565)               22,001
                              ---------------  ------------------  -------------------


NOI                                   39,876               2,764               42,640


(1) Other represents internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters and hotel portfolio which are not included in the property total.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1999


                                                1999         2000          2001         2002          2003
---------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                   14,612,794    17,727,268   16,578,154    19,263,839    7,908,987

Percent of total annual rent                     13.3%         16.2%        15.1%         17.6%         7.2%

Square footage expiring                        962,950     1,041,212      963,729     1,032,792      405,844

Percentage of square footage                     15.3%         16.6%        15.3%         16.4%         6.5%

Number of leases                                   218           145          173           110           83
Percentage of number of leases                   25.4%         16.9%        20.2%         12.8%         9.7%

---------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                    5,980,442     5,206,134    4,534,690     3,853,317    4,464,318

Percent of total annual rent                     18.5%         16.1%        14.0%         11.9%        13.8%

Square footage expiring                        795,634       668,694      616,987       451,257      470,806

Percentage of square footage                     20.4%         17.2%        15.8%         11.6%        12.1%

Number of leases                                   151           102           90            38           46
Percentage of number of leases                   32.5%         22.0%        19.4%          8.2%         9.9%

---------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                    1,463,052     1,700,347    1,772,508     3,019,612    1,005,227
Percent of total annual rent                      8.1%          9.5%         9.9%         16.8%         5.6%

Square footage expiring                        345,617       402,674      410,714       670,496      214,275
Percentage of square footage                      8.5%          9.9%        10.1%         16.5%         5.3%

Number of leases                                    21            20           20            22            5
Percentage of number of leases                   20.6%         19.6%        19.6%         21.6%         4.9%

---------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                    1,312,966       745,516    1,273,500       352,449      725,756

Percent of total annual rent                     14.4%          8.2%        14.0%          3.9%         8.0%

Square footage expiring
                                               101,686        58,774      104,107        25,725       59,308
Percentage of square footage                     11.0%          6.4%        11.2%          2.8%         6.4%

Number of leases                                    50            29           50            15           20
Percentage of number of leases                   23.0%         13.4%        23.0%          6.9%         9.2%

---------------------------------------------------------------------------------------------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1999

                                                                                                2008 and
                                              2004          2005          2006         2007     thereafter
-----------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

Annual base rent expiring                  7,400,547    11,666,662    3,658,281     7,080,510    3,769,903

Percent of total annual rent                    6.7%         10.6%         3.3%          6.5%         3.4%

Square footage expiring                      403,696       638,432      224,262                    257,323
                                                                                      352,562
Percentage of square footage                    6.4%         10.2%         3.6%          5.6%         4.1%

Number of leases                                  32            17           10            12           57
Percentage of number of leases                  3.7%          2.0%         1.2%          1.4%         6.7%

-----------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                  1,958,508       455,211    2,041,478     1,749,482    2,051,376

Percent of total annual rent                    6.1%          1.4%         6.3%          5.4%         6.4%

Square footage expiring                      221,773        30,000      209,231       140,911      291,896

Percentage of square footage                    5.7%          0.8%         5.4%          3.6%         7.5%

Number of leases                                  19             1            7             3            7
Percentage of number of leases                  4.1%          0.2%         1.5%          0.6%         1.5%

-----------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                  6,877,244             -      227,500        72,506    1,842,534
Percent of total annual rent                   38.2%          0.0%         1.3%          0.4%        10.2%

Square footage expiring                    1,658,911             -       32,500        15,660      313,163
Percentage of square footage                   40.8%          0.0%         0.8%          0.4%         7.7%

Number of leases                                   9             0            1             1            3
Percentage of number of leases                  8.8%          0.0%         1.0%          1.0%         2.9%

-----------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                  1,381,671       578,194      155,604        89,332    2,485,449

Percent of total annual rent                   15.2%          6.4%         1.7%          1.0%        27.3%

Square footage expiring
                                             182,888        39,378       10,950         8,444      334,153
Percentage of square footage                   19.8%          4.3%         1.2%          0.9%        36.1%

Number of leases                                  21             9            4             4           15
Percentage of number of leases                  9.7%          4.1%         1.8%          1.8%         6.9%

-----------------------------------------------------------------------------------------------------------



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1999


                                              1999         2000          2001         2002          2003
-------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

Annual base rent expiring                   23,369,254    25,379,265   24,158,852    26,489,217   14,104,288

Percent of total annual rent                     13.8%         15.0%        14.3%         15.7%         8.3%

Square footage expiring                      2,205,887     2,171,354    2,095,537     2,180,270    1,150,233

Percentage of square footage                     14.5%         14.3%        13.8%         14.4%         7.6%

Number of leases                                   440           296          333           185          154
Percentage of number of leases                   26.8%         18.0%        20.3%         11.3%         9.4%

-------------------------------------------------------------------------------------------------------------

(1) Numbers exclude the corporate headquarters building and multifamily properties.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1999

                                                                                                  2008 and
                                             2004          2005          2006         2007       thereafter
-------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

Annual base rent expiring                   17,617,970    12,700,067    6,082,863                 10,149,262
                                                                                      8,991,830
Percent of total annual rent                     10.4%          7.5%         3.6%          5.3%         6.0%

Square footage expiring                      2,467,268       707,810      476,943                  1,196,535
                                                                                        517,577
Percentage of square footage                     16.3%          4.7%         3.1%          3.4%         7.9%

Number of leases                                    81            27           22            20           82
Percentage of number of leases                    4.9%          1.6%         1.3%          1.2%         5.0%

-------------------------------------------------------------------------------------------------------------

(1) Numbers exclude the corporate headquarters building and multifamily properties.


                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                    GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Annualized Turnover Rate               The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Companies                   The REIT owns 100% of the non-voting preferred stock of two real estate companies:  Glenborough Corporation and Glenborough Hotel Group.
Average Base Rent                      Base rent charged to tenants.
Average Rental Dollars per Square      Total annualized revenues to be earned per year during the term of the lease before
Foot (Leasing Production)              concessions, TI's and leasing commissions.

Capital Expenditures                   Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                       commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                    Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                      amortized over the lease term.
Cash Available For Distribution        Cash available for distribution ("CAD") represents income (loss) before minority
(CAD)                                  interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                       CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                          Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                         All properties owned in the current period.
Concessions                            Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                A group of partnerships for which one of the Associated Companies provides some or all of the following services:  asset management, property management, general partner services, and development services.
Debt Coverage Ratio                    EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                           Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization    Total notes and mortgages payable divided by the sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the date of calculation.
Dividend Payout Ratio                  The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                       Glenborough Realty Trust Incorporated.
Dividend Per Share                     The dividends paid for each share of Glenborough Realty Trust Incorporated.



                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                    GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
EBITDA                                 EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                       on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                       Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                       REIT's results of operations and liquidity and should be considered in evaluating a
                                       REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                        Annualized rents net of concessions.
Funds From Operations (FFO)            Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties.  In 1996, consolidation and litigation costs were also added back to net income to determine
                                       FFO.  The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.  Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                       The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                       Board of Governors of NAREIT in March 1995.
Interest Coverage Ratio                EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                     Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)             Revenue less Operating Expenses.


                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                    GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Occupancy                              Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                     rents as of the prior lease terms.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                       Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                Leases that have been renewed by current tenants.
Same Property                          Properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)               A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                           Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization            As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Companys debt as set forth on the most recent financial statements.
